UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

Rockwell Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 S. Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each exchange on which registered
Common Stock, par value $0.0001	RMTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 8, 2024, Rockwell Medical, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the existing shelf registration statement on Form S-3 (No. 333-259923) filed with the SEC on September 30, 2021 (the “Prior Registration Statement”), which was scheduled to expire on October 8, 2024, pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. The Prior Registration Statement was deemed terminated upon the effectiveness of the New Registration Statement on October 21, 2024.

In connection with the filing of the New Registration Statement, on November 13, 2024, the Company filed a prospectus supplement (the “Prospectus Supplement”) covering the offer and sale of an aggregate offering price of up to $25,000,000 of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to the Controlled Equity OfferingSM Sales Agreement, dated April 8, 2022 (the “Sales Agreement”), by and between Cantor Fitzgerald & Co. and the Company. A copy of the Sales Agreement was previously filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K with the SEC on March 21, 2024.

The Company is filing this Current Report on Form 8-K to provide the legal opinion of its counsel, Gibson, Dunn & Crutcher LLP, regarding the legality of the securities covered by the Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (see Exhibit 5.1)

104	Cover Page Interactive Data File, formatted Inline XBRL and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: November 13, 2024	By:	/s/ Mark Strobeck
Mark Strobeck
President and Chief Executive Officer